UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

IGC PHARMA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	IGC	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On July 13, 2026, IGC Pharma, Inc. (“IGC” or the “Company”) furnished an updated investor presentation (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part and with modifications or supplements from time to time, in meetings and communications with investors, analysts, potential strategic partners and others, and at conferences and other business events.

The information contained in the Investor Presentation is summary information and should be considered in the context of the Company’s filings with the Securities and Exchange Commission and its other public disclosures. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise the Investor Presentation except as required by applicable law.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information therein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	IGC Pharma Investor Presentation, dated July 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL

Forward-Looking Statements:

This Current Report on Form 8-K and the Investor Presentation furnished as Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including risks related to the Company’s ability to complete enrollment in its Phase 2 CALMA trial within anticipated timeframes, demonstrate safety and efficacy, obtain regulatory approvals, successfully develop and commercialize its product candidates, and achieve market acceptance, as well as other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-KT and subsequent reports filed with the SEC.

Forward-looking statements include, without limitation, statements regarding the anticipated timing, enrollment, conduct and results of the CALMA Phase 2 trial of IGC-AD1; the potential safety or efficacy of IGC-AD1; interim, blinded or preliminary clinical observations and the extent to which they may or may not be predictive of final results; comparisons to other products, product candidates or companies; the potential size of any addressable market; and the possibility that favorable Phase 2 results or other clinical, regulatory or business developments could result in an increase or inflection in the Company’s valuation.

Any valuation metrics, valuation ranges, comparable-company analyses or potential valuation-inflection scenarios contained in the Investor Presentation are illustrative and hypothetical, are based on assumptions and circumstances that may not occur, and do not constitute an appraisal or estimate of the fair or intrinsic value of the Company or its securities, a projection or forecast of future financial performance, a price target, investment advice or a recommendation to purchase or sell any security. Comparable companies may differ materially from the Company in their stage of development, clinical results, product profiles, financial resources, market opportunities and other respects. There can be no assurance that the CALMA trial will produce favorable results or that, even if favorable results are obtained, the Company’s stock price or market capitalization will increase or achieve any valuation referenced or implied in the Investor Presentation.

Interim and blinded clinical data are preliminary, are not statistically powered to demonstrate efficacy, may change as additional data become available, and are not necessarily predictive of topline or final results. IGC-AD1 is an investigational product candidate and has not been approved by the U.S. Food and Drug Administration or any other regulatory authority. Cross-trial comparisons are not based on head-to-head clinical trials and are inherently limited.

Forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IGC Pharma, Inc.

Dated: July 13, 2026
	By:	/s/ Ram Mukunda
		Name:	Ram Mukunda
		Title:	Chief Executive Officer

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